Exhibit 99.1
                                EARNINGS RELEASE

FOR IMMEDIATE RELEASE

Contact:   William J. Wagner, President and Chief Executive Officer
           (814) 726-2140
           William W. Harvey, Jr., Senior Vice President and Chief Financial Officer (814) 726-2140

   Northwest Bancorp, Inc. Announces Quarterly Earnings and Increased Dividend
                                  Declaration

Warren, Pennsylvania July 24, 2006

Northwest Bancorp, Inc. (NasdaqGS: NWSB) announced net income for the quarter ended June 30, 2006 of $13.0 million, or $0.26 per diluted share. This represents a decrease of $900,000, or 6.1%, over the same quarter last year when net income was $13.9 million, or $0.27 per diluted share. This decrease resulted primarily from a reduction in net interest income. Net interest income decreased primarily from the impact of issuing additional trust preferred securities in December 2005, the proceeds of which were temporarily invested at a negative spread in short-term investments. These funds will be used to pay off other seasoned trust preferred securities that carry above-market rates of interest and are callable in December of 2006.

The results currently being released represent the results of the Company's second fiscal quarter.

The annualized returns on average shareholders' equity and average assets for the current quarter were 8.83% and 0.80%, respectively, compared to 9.65% and 0.87% for the same quarter last year.

The Company also announced that its Board of Directors declared a quarterly cash dividend of $0.18 per share, an increase of $0.02 per share, or 12.5%, over the dividend of $0.16 per share paid in the previous quarter. The dividend will be paid on August 17, 2006 to shareholders of record as of August 3, 2006.

Net income for the current quarter of $13.0 million decreased by $2.8 million, or 17.6%, compared to the quarter ended March 31, 2006 when net income was $15.8 million. This decrease is primarily attributable to a decrease in noninterest income due to a large gain recorded during the quarter ended March 31, 2006 related to the sale of education loans. Excluding the $2.8 million after-tax gain from the loan sales, net income for the current quarter was unchanged from the previous calendar quarter.

Net income for the six-month period ended June 30, 2006 of $28.8 million, or $0.58 per diluted share, represents an increase of $900,000, or 3.4% over net income of $27.9 million, or $0.55 per diluted share, for the six-month period ended June 30, 2005.

The annualized returns on average shareholders' equity and average assets were 9.79% and 0.88%, respectively, for the current six-month period compared to 9.80% and 0.88% for the prior-year period.

In making this announcement, William J. Wagner, President and CEO, noted, "The industry's challenge of a prolonged flattening of the yield curve has also negatively impacted our net interest income. These circumstances further emphasize the importance of pursuing a strategic shift in our balance sheet. We continue to implement a business plan which addresses these challenges."

During the quarter, the Company completed its acquisition of Maryland Permanent Bank with offices in Owings Mills and Glen Burnie, Maryland. These two locations complement the Company's offices in Arbutus and Elkridge and give the Company assets of $402.0 million in the Baltimore market.

Founded in 1896 and headquartered in Warren, Pennsylvania, Northwest Bancorp, Inc., through its subsidiary Northwest Savings Bank, currently operates 155 community banking locations in Pennsylvania, New York, Ohio, Maryland and Florida. Northwest Savings Bank is a full-service financial institution offering all lines of retail and business banking products as well as trust and investment management services. The Company also operates 50 consumer finance offices in Pennsylvania and New York through its subsidiary, Northwest Consumer Discount Company.

Northwest Bancorp, Inc.'s stock is listed on the NASDAQ Global Select Market. Additional information regarding Northwest Bancorp, Inc. can be accessed on-line at www.northwestsavingsbank.com.

--------------------------------------------------------------------------------

In addition to historical information, this release may contain certain forward-looking statements that are based on assumptions and information currently available to management. These forward-looking statements are subject to various risks and uncertainties including, but not limited to, economic, regulatory, competitive and other factors affecting the Company and its operations. Readers are cautioned not to place undue reliance on these forward-looking statements as actual results may differ materially from those expressed or implied. Management has no obligation to revise or update these forward-looking statements to reflect events or circumstances that arise after the date of this release.

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

                                                  Northwest Bancorp, Inc. and Subsidiaries
                                              Consolidated Statements of Financial Condition
                                             (Dollars in thousands, except per share amounts)



                                                                                           June 30,                  December 31,
                           Assets                                                            2006                        2005
--------------------------------------------------------------------------------    --------------------            ---------------

Cash and cash equivalents                                                              $         82,858                   83,685
Interest-earning deposits in other financial institutions                                        82,977                   67,243
Federal funds sold and other short-term investments                                              11,032                    1,164
Marketable securities available-for-sale (amortized cost of $838,142 and $616,792)              821,206                  613,836
Marketable securities held-to-maturity (market value of $778,759 and $636,507)                  783,258                  634,258
                                                                                    --------------------             --------------
              Total cash, interest-earning deposits and marketable securities                 1,781,331                1,400,186

Loans held for sale                                                                              10,967                    2,272
Mortgage loans - one- to four- family                                                         2,394,618                2,764,833
Commercial real estate loans                                                                    658,593                  577,130
Consumer loans                                                                                1,107,205                1,160,930
Commercial business loans                                                                       187,390                  150,515
                                                                                    --------------------             --------------
             Total loans receivable                                                           4,358,773                4,655,680
Allowance for loan losses                                                                       (36,680)                 (33,411)
                                                                                    --------------------             --------------
             Loans receivable, net                                                            4,322,093                 4,622,269

Federal Home Loan Bank stock, at cost                                                            35,746                    33,130
Accrued interest receivable                                                                      25,960                    25,053
Real estate owed, net                                                                             4,823                     4,872
Premises and Equipment, net                                                                     103,185                    96,981
Bank owned life insurance                                                                       108,893                   106,737
Goodwill                                                                                        155,666                   150,485
Mortgage servicing rights                                                                         7,503                     3,357
Other intangible assets                                                                          11,514                    11,477
Other assets                                                                                     27,653                    22,760
                                                                                    --------------------             --------------
             Total assets                                                              $      6,584,367                 6,477,307
                                                                                    ====================             ==============


                      Liabilities and Shareholders' equity
-------------------------------------------------------------------------------
Liabilities:
        Noninterest-bearing demand deposits                                            $        299,139                   289,427
        Interest-bearing demand deposits                                                        675,173                   668,235
        Savings deposits                                                                      1,473,358                 1,531,916
        Time deposits                                                                         2,867,255                 2,738,901
                                                                                    --------------------             --------------
                     Total deposits                                                           5,314,925                 5,228,479

        Borrowed funds                                                                          415,692                   417,356
        Advances by borrowers for taxes and insurance                                            31,920                    24,742
        Accrued interest payable                                                                  4,730                     4,387
        Other liabilities                                                                        17,214                    11,529
        Junior subordinated debentures                                                          205,156                   205,156
                                                                                    --------------------             --------------
                     Total liabilities                                                        5,989,637                 5,891,649

Shareholders' equity:
        Preferred stock, $0.10 par value: 50,000,000 shares authorized,
          no shares issued                                                                            -                         -
        Common stock, $0.10 par value: 500,000,000 shares authorized, 51,113,607
          and 51,076,836 issued, respectively                                                     5,111                     5,108
        Paid-in-capital                                                                         209,696                   208,132
        Retained earnings                                                                       412,534                   389,985
        Accumulated other comprehensive income:
                     Net unrealized loss on securities, net of taxes                             (9,800)                     (384)
        Treasury stock of 1,016,400 and 766,400 shares, respectively, at cost                   (22,811)                  (17,183)
                                                                                     --------------------            --------------
                     Total shareholders' equity                                                 594,730                   585,658
                                                                                     --------------------            --------------
                     Total liabilities and shareholders' equity                        $      6,584,367                 6,477,307
                                                                                     ====================           ===============

                                     Equity to assets                                              9.03%                     9.04%
                                     Book value per share                                        $11.87                    $11.64
                                     Closing market price per share                              $26.50                    $21.26
                                     Full time equivalent employees                               1,737                     1,686
                                     Number of banking offices                                      155                       153


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

                                                 Northwest Bancorp, Inc. and Subsidiaries
                                                     Consolidated Statements of Income
                                             (Dollars in thousands, except per share amounts)

                                                        Three months ended                                 Six months ended
                                                             June 30,                                          June 30,
                                                   2006                     2005                    2006                   2005
                                         ----------------------   ----------------------   ---------------------- -----------------

Interest income:
  Loans receivable                        $       69,187                    67,034                140,413                 132,835
  Mortgage-backed securities                       8,456                     6,147                 15,061                  12,816
  Taxable investment securities                    8,078                     5,437                 14,774                  10,825
  Tax-free investment securities                   3,286                     2,973                  6,308                   6,030
  Interest-earning deposits                        2,309                       880                  4,162                   1,717
                                         ----------------------   ----------------------   ----------------------   ---------------
   Total interest income                          91,316                    82,471                180,718                 164,223

Interest expense:
  Deposits                                        37,879                    29,291                 72,967                  56,753
  Borrowed funds                                   8,653                     6,945                 17,107                  13,912
                                         ----------------------   ----------------------   ---------------------    ---------------
   Total interest expense                         46,532                    36,236                 90,074                  70,665

   Net interest income                            44,784                    46,235                 90,644                  93,558
Provision for loan losses                          2,067                     2,657                  4,166                   5,563
                                         ----------------------   ----------------------   ----------------------   ---------------
   Net interest income after provision
   for loan losses                                42,717                    43,578                 86,478                  87,995

Noninterest income:
  Service charges and fees                         6,513                     4,753                 12,585                   8,764
  Trust and other financial services
  income                                           1,349                     1,072                  2,640                   2,179
  Insurance commission income                        684                       597                  1,262                   1,201
  Gain on sale of investments                          -                         -                      -                     381
  Gain/ (loss) on sale of loans, net                (230)                      111                  3,880                      35
  Gain/ (loss) on sale of real estate
  owned, net                                          35                       (40)                   124                     754
  Income from bank owned life insurance            1,081                     1,055                  2,151                   2,138
  Other operating income                             775                       787                  1,530                   1,441
                                         ----------------------   ----------------------   ----------------------   ---------------
   Total noninterest income                       10,207                     8,335                 24,172                  16,893

Noninterest expense:
  Compensation and employee benefits              19,582                    18,085                 39,229                  36,306
  Premises and occupancy costs                     4,934                     4,686                 10,114                   9,406
  Office operations                                3,241                     2,936                  6,486                   5,652
  Processing expenses                              2,988                     2,907                  5,912                   5,556
  Advertising                                        662                       614                  1,287                   1,973
  Amortization of intangible assets                  998                     1,022                  1,942                   2,050
  Other expense                                    2,492                     2,401                  5,130                   4,677
                                         ----------------------   ----------------------   ----------------------   ---------------
   Total noninterest expense                      34,897                    32,651                 70,100                  65,620
                                         ---------------------    ---------------------    ---------------------    ---------------

   Income before income taxes                     18,027                    19,262                 40,550                  39,268
  Income taxes                                     5,000                     5,395                 11,711                  11,367
                                         ----------------------   ----------------------   ----------------------    ---------------

      Net income                          $       13,027                    13,867                 28,839                  27,901
                                         ====================     =====================    =====================    ===============

Basic earnings per share                           $0.26                     $0.27                  $0.58                   $0.55

Diluted earnings per share                         $0.26                     $0.27                  $0.58                   $0.55

Return on average equity                            8.83%                     9.65%                  9.78%                   9.80%
Return on average assets                            0.80%                     0.87%                  0.88%                   0.88%

Basic common shares outstanding               49,873,605                50,828,753             49,889,707              50,701,374
Diluted common shares outstanding             50,120,814                51,227,400             50,095,361              51,112,866


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

                                          Northwest Bancorp, Inc. and Subsidiaries
                                                     Supplementary data
                                                   (Dollars in thousands)

                                                           Three months                             Six months
                                                          ended June 30,                          ended June 30,
                                                    2006                 2005                2006                2005
                                             ------------------  -------------------  --------------------  -----------------

Allowance for loan losses
  Beginning balance                                  34,011              30,700               33,411              29,628
  Provision                                           2,067               2,657                4,166               5,563
  Charge-offs                                        (1,786)             (2,047)              (3,612)             (4,124)
  Recoveries                                            406                 253                  733                 496
  Acquisitions                                        1,982                   -                1,982                   -
                                             ------------------    -----------------  --------------------  ------------------
  Ending balance                                     36,680              31,563               36,680              31,563

Net charge-offs to average loans, annualized           0.13%                0.16%               0.13%               0.17%


                                                             June 30,                              December 31,
                                                    2006                 2005                2005                2004
                                             ------------------  -------------------  --------------------  ------------------
Non-performing loans                                 42,034              33,610               43,016              32,038
Real estate owned, net                                4,823               6,685                4,872               7,274
                                             -----------------    -----------------   --------------------  ------------------
Non-performing assets                                46,857              40,295               47,888              39,312

Non-performing loans to total loans                    0.96%               0.76%                0.92%               0.76%

Non-performing assets to total assets                  0.71%               0.64%                0.74%               0.62%

Allowance for loan losses to total loans               0.84%               0.72%                0.72%               0.70%

Allowance for loan losses to non-performing
loans                                                 87.30%              93.90%               77.70%              92.50%


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

                                                     Average Balance Sheet
                                                    (Dollars in Thousands)

The following table sets forth certain information relating to the Company's average balance sheet and reflects the average yield on assets and average cost of liabilities for the periods indicated. Such yields and costs are derived by dividing income or expense by the average balance of assets or liabilities, respectively, for the periods presented. Average balances are calculated using daily averages.

                                                                             Three Months Ended June 30,
                                                                        2006                                  2005
--------------------------------------------------------------------------------------------------------------------------------
                                                         Average       Interest     Avg.      Average        Interest    Avg.
                                                         Balance                   Yield/     Balance                   Yield/
                                                                                    Cost                                 Cost
--------------------------------------------------------------------------------------------------------------------------------
ASSETS:
------
Interest earning assets:
   Loans receivable (a) (b) (d)                       $  4,270,626   $  69,620       6.61%   $  4,349,403   $  67,400      6.20%
   Mortgage-backed securities (c)                     $    708,299   $   8,456       4.78%   $    652,551   $   6,147      3.77%
   Investment securities (c) (d) (e)                  $    884,751   $  12,664       5.73%   $    748,965   $   9,780      5.22%
   FHLB stock                                         $     35,823   $     470       5.25%   $     33,055   $     231      2.80%
                                                      $    198,852   $   2,309       4.59%   $    116,241   $     880      2.99%
   Other interest earning deposits                    -------------  -----------             -------------  ----------

Total interest earning assets                         $  6,098,351   $  93,519       6.20%   $  5,900,215   $  84,438      5.72%

Noninterest earning assets (f)                        $    453,663                           $    444,682
                                                     -------------                          -------------

TOTAL ASSETS                                          $  6,552,014                           $  6,344,897
                                                     ==============                         =============

LIABILITIES AND SHAREHOLDERS' EQUITY:
------------------------------------
Interest bearing liabilities:

   Savings accounts                                   $    912,008   $   3,239       1.42%   $  1,065,582   $   3,714      1.40%
   Now accounts                                       $    670,012   $   2,318       1.39%   $    681,785   $   1,618      0.95%
   Money market demand accounts                       $    565,399   $   4,673       3.32%   $    648,361   $   3,250      2.01%
   Certificate accounts                               $  2,827,429   $  27,649       3.92%   $  2,525,799   $  20,709      3.29%
   Borrowed funds (g)                                 $    415,470   $   4,769       4.60%   $    426,130   $   4,866      4.58%
   Debentures                                         $    205,156   $   3,884       7.49%   $    102,062   $   2,079      8.06%
                                                      -------------  -----------             -------------  ----------

Total interest bearing liabilities                    $  5,595,474   $  46,532       3.34%   $  5,449,719   $  36,236      2.67%

Noninterest bearing liabilities                       $    366,083                           $    320,389
                                                      -------------                          -------------

Total liabilities                                     $  5,961,557                           $  5,770,108

Shareholders' equity                                  $    590,457                           $    574,789
                                                      ------------                           ------------


TOTAL LIABILITIES AND EQUITY                          $  6,552,014                           $  6,344,897
                                                      ============                           ============

Net interest income/ Interest rate spread                            $  46,987       2.86%                  $  48,202      3.05%

Net interest earning assets/ Net interest margin      $    502,877                   3.14%   $    450,496                  3.27%

Ratio of interest earning assets to
 interest bearing liabilities                                 1.09X                                 1.08X
--------------------------------------------------------------------------------------------------------------------------------

(a) Average gross loans receivable includes loans held as available-for-sale and loans placed on nonaccrual status.
(b) Interest income includes accretion/amortization of deferred loan fees/ expenses, which was not material.
(c) Average balances do not include the effect of unrealized gains or losses on securities held as available-for-sale.
(d) Interest income on tax-free investment securities and tax-free loans are presented on a fully taxable equivalent basis.
(e) Average balances include Fannie Mae and FHLMC stock.
(f) Average balances include the effect of unrealized gains or losses on securities held as available-for-sale.
(g) Average balances include FHLB borrowings, securities sold under agreements to repurchase and other borrowings.


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

                                                     Average Balance Sheet
                                                    (Dollars in Thousands)

The following table sets forth certain information relating to the Company's average balance sheet and reflects the average yield on assets and average cost of liabilities for the periods indicated. Such yields and costs are derived by dividing income or expense by the average balance of assets or liabilities, respectively, for the periods presented. Average balances are calculated using daily averages.

                                                                             Six Months Ended June 30,
                                                                        2006                                  2005
--------------------------------------------------------------------------------------------------------------------------------
                                                         Average       Interest     Avg.      Average        Interest    Avg.
                                                         Balance                   Yield/     Balance                   Yield/
                                                                                    Cost                                 Cost
--------------------------------------------------------------------------------------------------------------------------------
ASSETS:
------
Interest earning assets:
   Loans receivable (a) (b) (d)                       $  4,391,607   $ 141,257       6.54%   $  4,311,105   $ 133,535      6.19%
   Mortgage-backed securities (c)                     $    646,131   $  15,061       4.66%   $    687,080   $  12,816      3.73%
   Investment securities (c) (d) (e)                  $    830,442   $  23,700       5.71%   $    747,842   $  19,538      5.23%
   FHLB stock                                         $     34,388   $     779       4.53%   $     32,936   $     564      3.42%
                                                      $    184,001  $    4,162       4.50%   $    120,724   $   1,717      2.83%
   Other interest earning deposits                    -------------  -----------             -------------  ----------

Total interest earning assets                         $  6,086,569   $ 184,959       6.15%   $  5,899,687   $ 168,170      5.70%

Noninterest earning assets (f)                        $    429,265                           $    443,932
                                                     -------------                          -------------

TOTAL ASSETS                                          $  6,515,834                           $  6,343,619
                                                     ==============                         =============

LIABILITIES AND SHAREHOLDERS' EQUITY:
------------------------------------
Interest bearing liabilities:

   Savings accounts                                   $    919,916   $   6,494       1.42%   $  1,073,248   $   7,177      1.35%
   Now accounts                                       $    661,945   $   4,313       1.31%   $    673,613   $   3,006      0.90%
   Money market demand accounts                       $    572,608   $   8,708       3.07%   $    679,891   $   6,536      1.94%
   Certificate accounts                               $  2,803,466   $  53,452       3.84%   $  2,502,668   $  40,034      3.23%
   Borrowed funds (g)                                 $    417,136   $   9,488       4.59%   $    432,839   $   9,797      4.56%
   Debentures                                         $    205,156   $   7,619       7.39%   $    102,062   $   4,115      8.02%
                                                      -------------  -----------             -------------  ----------

Total interest bearing liabilities                    $  5,580,227   $  90,074       3.26%   $  5,464,321   $  70,665      2.57%

Noninterest bearing liabilities                       $    346,021                           $    309,636
                                                      -------------                          -------------

Total liabilities                                     $  5,926,248                           $  5,773,957

Shareholders' equity                                  $    589,586                           $    569,662
                                                      ------------                           ------------


TOTAL LIABILITIES AND EQUITY                          $  6,515,834                           $  6,343,619
                                                      ============                           ============

Net interest income/ Interest rate spread                            $  94,885       2.89%                  $  97,505      3.13%

Net interest earning assets/ Net interest margin      $    506,342                   3.17%   $    435,366                  3.31%

Ratio of interest earning assets to
 interest bearing liabilities                                 1.09X                                 1.08X
--------------------------------------------------------------------------------------------------------------------------------

(a) Average gross loans receivable includes loans held as available-for-sale and loans placed on nonaccrual status.
(b) Interest income includes accretion/amortization of deferred loan fees/ expenses, which was not material.
(c) Average balances do not include the effect of unrealized gains or losses on securities held as available-for-sale.
(d) Interest income on tax-free investment securities and tax-free loans are presented on a fully taxable equivalent basis.
(e) Average balances include Fannie Mae and FHLMC stock.
(f) Average balances include the effect of unrealized gains or losses on securities held as available-for-sale.
(g) Average balances include FHLB borrowings, securities sold under agreements to repurchase and other borrowings.
